Exhibit 10.1
CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND COMMISSION

FIRST AMENDMENT TO THE
NEW SERVICES ADDENDUM TO THE
CONSUMER DISCLOSURE AGREEMENT

This First Amendment to the New Services Addendum to the Consumer Disclosure Agreement (“Amendment”) is made this 15th day of July, 2016 (“Effective Date”), by and between Equifax Consumer Services LLC (“Equifax”) and LifeLock, Inc. (“Broker”). All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Addendum (as defined below) or Agreement (as defined below), as applicable.
WHEREAS, the Parties entered into that certain Consumer Disclosure Agreement dated December 23, 2015 (“Agreement”) to allow Broker to make Equifax Credit Information available to the individual consumers who are the subject of the Equifax Credit Information, subject to the terms of the Agreement;

WHEREAS, the Parties entered into that certain New Services Addendum to the Consumer Disclosure Agreement dated March 29, 2016 (the “Addendum”) to add an interim Equifax hosted solution and make certain related changes, subject to the terms of the Addendum; and

WHEREAS, the Parties desire to amend the Addendum to modify the implementation schedule upon the terms and conditions noted below.

NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.    Amendments

1.1    Amendment to Section 1.2 of the Addendum - Implementation Schedule. Subsections (ii) and (iii) of Section 1.2 of the Addendum are hereby deleted in their entirety and replaced with the following:

(ii) for the Equifax Products delivered via the Equifax API pursuant to the Agreement, no later than [***]; and (iii) for Single Bureau Credit monitoring services delivered via the Equifax API pursuant to the Agreement for those customers of Broker that are not enrolled in credit related products, no later than [***].

1.2    Amendment to Section 6 of the Addendum - Term. In Section 6 of the Addendum, July 15, 2016 is hereby deleted and replaced with [***]. The Parties will use commercially reasonable efforts to meet the target dates set forth in the Issue Resolution Tracker attached hereto as Exhibit A (the “Issue Tracker”). The Issue Tracker is current as of the Effective Date and will be updated from time to time to reflect current implementation activities. If the Equifax Products are not delivered via the API by [***], executives of each Party agree to convene an emergency meeting to discuss modifications to the Agreement.

2.    Effect of Amendment.

2.1    Entire Agreement. This Amendment is entered into with the express agreement that except as addressed herein, all terms, conditions and stipulations contained in the Addendum and Agreement shall remain in full force and effect and without any change or modification whatsoever. This Amendment together with the Addendum and Agreement (and any attachments, addenda, and supplements thereto) shall be the complete and exclusive statement of the agreement between the Parties as to the subject matter of the Amendment, and shall be binding upon each of the Parties hereto, their respective successors and to the extent permitted their assigns.

2.2    Amendment Controls. This Amendment supplements, but does not alter or supersede the Addendum or Agreement (and any attachments, addenda, and supplements thereto). With respect to the subject matter of this Amendment, in the event of a conflict between the terms and conditions hereof, and the terms and conditions of the Addendum or Agreement or any other addenda thereto, the specific terms and conditions set forth in the Amendment shall govern.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
3.    Miscellaneous.

3.1    Written Notice. This Amendment cannot be amended or otherwise modified, except as agreed to in writing by each of the Parties hereto.

3.2    Signing Authority. Each person signing below represents and warrants that he/she has the full power and authority to bind each principal to the obligations of this Amendment.

3.3    Counterparts; Electronic Signatures. This Amendment may be executed in separate counterparts, including original signatures transmitted and received by facsimile or other electronic means, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

Signature Page Follows

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first written above.

LifeLock, Inc. By: /S/ Vivin Ramamurthy Name: Vivin Ramamurthy Title: VP, Business Development	EQUIFAX INFORMATION SERVICES LLC By: /S/ Assad Lazarus Name: Assad Lazarus Title: SVP

EXHIBIT A
Issue Resolution Tracker

[***] Exhibit A has been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.